1st QUARTER 2017 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 8905 Towne Centre Drive Suite 108 San Diego, CA 92122 www.roireit.net

- 2 - Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2017, ROIC owned 84 shopping centers encompassing approximately 9.7 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Supplemental Disclosure Quarter Ended March 31, 2017Overview

- 3 - Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 2017 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 Financial Data Portfolio Data Supplemental Disclosure Quarter Ended March 31, 2017Table of Contents

- 4 - (unaudited, dollars in thousands, except par values and share amounts) 03/31/17 12/31/16 ASSETS: Real Estate Investments: Land 787,765$ 766,199$ Building and improvements 1,996,526 1,920,819 Less: accumulated depreciation (207,858) (193,021) Real Estate Investments, net 2,576,433 2,493,997 Cash and cash equivalents 19,430 13,125 Restricted cash 163 125 Tenant and other receivables, net 35,946 35,820 Deposits 2,000 - Acquired lease intangible assets, net 75,466 79,205 Prepaid expenses 2,480 3,317 Deferred charges, net 33,807 34,753 Other assets 2,812 2,627 TOTAL ASSETS 2,748,537$ 2,662,969$ LIABILITIES: Term loan 299,288$ 299,191$ Credit facility 184,936 95,654 Senior Notes Due 2026 199,731 199,727 Senior Notes Due 2024 245,486 245,354 Senior Notes Due 2023 245,211 245,051 Mortgage notes payable 70,968 71,303 Acquired lease intangible liabilities, net 148,986 154,958 Accounts payable and accrued expenses 26,941 18,294 Tenants' security deposits 6,288 5,950 Other liabilities 13,076 11,922 TOTAL LIABILITIES 1,440,911 1,347,404 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,360,700 1,357,910 Dividends in excess of earnings (176,414) (165,951) Accumulated other comprehensive loss (3,013) (3,729) Total Retail Opportunity Investments Corp. stockholders' equity 1,181,284 1,188,241 Non-controlling interests 126,342 127,324 TOTAL EQUITY 1,307,626 1,315,565 TOTAL LIABILITIES AND EQUITY 2,748,537$ 2,662,969$ The Company's Form 10-Q for the quarter ended March 31, 2017, and Form 10-K for the year ended December 31, 2016 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended March 31, 2017Balance Sheets

- 5 - (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months En 03/31/17 03/31/16 03/31/17 REVENUES: Base rents 51,479$ 43,848$ 183,330$ Recoveries from tenants 13,668 11,860 51,454 Other income 753 386 2,405 TOTAL REVENUES 65,900 56,094 237,189 OPERATING EXPENSES: Property operating 9,300$ 7,498$ 32,201$ Property taxes 7,068 5,655 25,058 Depreciation and amortization 23,058 20,933 88,359 General and administrative expenses 3,499 3,319 13,120 Acquisition transaction costs - 136 824 Other expense 49 154 456 TOTAL OPERATING EXPENSES 42,974 37,695 160,018 OPERATING INCOME 22,926 18,399 77,171 NON-OPERATING EXPENSES: Interest expense and other finance expenses (11,675) (9,474) (40,741) TOTAL NON-OPERATING EXPENSES (11,675) (9,474) (40,741) NET INCOME 11,251$ 8,925$ 36,430$ NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,081) (898) (3,676) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. 10,170$ 8,027$ 32,754$ NET INCOME PER COMMON SHARE - BASIC 0.09$ 0.08$ 0.31$ NET INCOME PER COMMON SHARE - DILUTED 0.09$ 0.08$ 0.31$ Weighted average common shares outstanding - basic 109,227 99,411 104,072 Weighted average common shares outstanding - diluted 121,054 110,711 116,040 The Company's Form 10-Q for the quarters ended March 31, 2017 and March 31, 2016 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended March 31, 2017Income Statements

- 6 - (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months E 03/31/17 03/31/16 03/31/17 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders 10,170$ 8,027$ 32,754$ Plus: Depreciation and amortization expense 23,058 20,933 88,359 FUNDS FROM OPERATIONS - BASIC 33,228$ 28,960$ 121,113$ Net income attributable to non-controlling interests 1,081 898 3,676 FUNDS FROM OPERATIONS - DILUTED 34,309$ 29,858$ 124,789$ FUNDS FROM OPERATIONS PER SHARE - BASIC 0.30$ 0.29$ 1.16$ FUNDS FROM OPERATIONS PER SHARE - DILUTED 0.28$ 0.27$ 1.08$ Weighted average common shares outstanding - basic 109,227 99,411 104,072 Weighted average common shares outstanding - diluted 121,054 110,711 116,040 Common dividends per share 0.1875$ 0.1800$ 0.72$ FFO Payout Ratio 66.3% 66.7% 66.7% The above does not purport to disclose all items required under GAAP. (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. Supplemental Disclosure Quarter Ended March 31, 2017Funds From Operations

Supplemental Disclosure
Quarter Ended March 31, 2017

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Bernardo Heights Plaza	$	8,167	5.70%	3.30%	07/11/17	0.6%
Santa Teresa Village		10,322	6.20%	3.26%	02/01/18	0.8%
Magnolia Shopping Center		9,090	5.50%	3.86%	10/01/18	0.7%
Casitas Plaza Shopping Center		7,415	5.32%	4.20%	06/01/22	0.6%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.8%
Net unamortized premiums on mortgages		866				
Net unamortized deferred financing charges		(392)				
Total Mortgage Debt	**$**	**70,968**	**4.6%**	**3.6%**	**5.2 Years (WA)**	**5.5%**
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.00%	5.21%	12/15/23	19.9%
Net unamortized discount on notes		(3,026)				
Net unamortized deferred financing charges		(1,763)				
Senior Notes Due 2023, net		**245,211**				
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	19.9%
Net unamortized discount on notes		(2,814)				
Net unamortized deferred financing charges		(1,700)				
Senior Notes Due 2024, net		**245,486**				
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	15.9%
Net unamortized deferred financing charges		(269)				
Senior Notes Due 2026, net		**199,731**				
Total Unsecured Senior Notes	**$**	**690,428**	**4.34%**	**4.49%**	**7.9 Years (WA)**	**55.7%**
Interest rate swaps		100,000	1.96%	1.96%	1/31/2019	8.0%
Total Fixed Rate Debt	**$**	**861,396**	**4.09%**	**4.13%**	**6.9 Years (WA)**	**69.2%**
Variable Rate Debt						
Credit Facility	$	187,000	1.96%	1.96%	01/31/19 (1)	14.9%
Net unamortized deferred financing charges		(2,064)				
Credit Facility, net		**184,936**				
Term Loan		300,000	1.89%	1.89%	01/31/19 (1)	23.9%
Net unamortized deferred financing charges		(712)				
Term Loan, net		**299,288**				
Interest rate swaps		(100,000)				(8.0)%
Total Variable Rate Debt	**$**	**384,224**	**1.92%**	**1.92%**	**1.8 Years (WA)**	**30.8%**
TOTAL DEBT	**$**	**1,245,620**	**3.57%**	**3.60%**	**5.5 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(866)				
Net unamortized discount on notes		5,840				
Net unamortized deferred financing charges		6,900				
Total Principal Debt	**$**	**1,257,494**				

(1) Does not include extension options available to ROIC.

- 7 -

ROIC

- 8 - (unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 8,099$ -$ -$ -$ 8,599$ 0.7% 18,900 - - - 19,237 1.5% - 187,000 300,000 - 487,157 38.7% - - - - 166 0.0% - - - - 282 0.0% 6,585 - - - 7,322 0.6% - - - 250,000 250,686 19.9% - - - 250,000 250,708 19.9% 32,787 - - - 33,337 2.8% - - - 200,000 200,000 15.9% 66,371$ 187,000$ 300,000$ 700,000$ 1,257,494$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,137,588 94.7% Encumbered properties 515,296 5.3% 9,652,884 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,187,000$ 94.4% Secured principal debt 70,494 5.6% Total Principal Debt 1,257,494$ 100.0% (1) Does not include extension options available to ROIC. (2) Negligible percentage rounds down to zero. Amount 2017 500$ Mortgage Principal 2019 157 2020 166 2021 282 2022 737 2023 686 Year Amortization 2018 337 Mortgage Principal due at Maturity 84 2024 708 2025 550 2026 - 4,123$ Number of Properties 79 5 Supplemental Disclosure Quarter Ended March 31, 2017Summary of Debt Outstanding, continued (1) (1) (2) (2)

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended March 31, 2017

(unaudited, in thousands, except per share amounts)

	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.0x	4.0x	4.2x	4.1x	4.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.9x	3.9x	4.1x	4.0x	4.1x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.7x	6.4x	6.4x	7.3x	6.5x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	33.1%	31.4%	29.0%	32.8%	31.8%
Total principal debt/total equity market capitalization	49.4%	45.9%	40.8%	48.9%	46.6%
Total principal debt/total book assets	45.8%	43.9%	41.7%	46.9%	44.0%
Total principal debt/undepreciated book value	42.5%	40.9%	39.0%	44.1%	41.4%
Secured principal debt/undepreciated book value	2.4%	2.4%	2.5%	2.6%	3.1%
Market capitalization calculations, at period end:					
Common shares outstanding	109,263	108,891	108,749	101,564	99,526
Operating partnership units (OP units) outstanding	11,686	11,668	11,810	12,180	12,274
Common stock price per share	$ 21.03	$ 21.13	$ 21.96	$ 21.67	$ 20.12
Total equity market capitalization	$ 2,543,568	$ 2,547,411	$ 2,647,473	$ 2,464,823	$ 2,249,419
Total principal debt	1,257,494	1,168,683	1,078,869	1,204,551	1,047,869
TOTAL MARKET CAPITALIZATION	$ 3,801,062	$ 3,716,094	$3,726,342	$3,669,374	$ 3,297,288
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	44.3%	42.7%	40.7%	46.1%	43.3%
Total secured debt to total assets not to exceed 40%	2.5%	2.6%	2.7%	2.8%	3.3%
Total unencumbered assets to total unsecured debt not to be less than 150%	225.4%	234.3%	246.9%	216.6%	232.9%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.0x	4.1x	4.1x	4.0x	3.9x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

- 10 - (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2017 PCC Natural Markets Plaza Edmonds, WA 01/25/17 8,600$ 34,459 The Terraces Rancho Palos Verdes, CA 03/17/17 54,100 172,922 Santa Rosa Southside Shopping Center Santa Rosa, CA 03/24/17 28,810 85,535 Total 1Q 2017 91,510$ 292,916 2Q 2017 Total 2Q 2017 -$ - 3Q 2017 Total 3Q 2017 -$ - 4Q 2017 Total 4Q 2017 -$ - Total 2017 Acquisitions 91,510$ 292,916 Supplemental Disclosure Quarter Ended March 31, 20172017 Property Acquisitions

Supplemental Disclosure
Quarter Ended March 31, 2017

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,774	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,344	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.7%	2,806	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	96.8%	1,614	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	100.0%	1,326	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,138	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.5%	2,204	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,551	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	98.3%	2,397	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	100.0%	12,431	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	99.0%	2,003	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.1%	2,059	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	99.3%	2,752	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	112,261	88.3%	4,139	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center		Santa Barbara	CA	03/10/16	116,360	98.3%	2,206	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center		Carpinteria	CA	03/10/16	97,407	98.6%	1,520	Albertson's Supermarket, CVS Pharmacy
Bouquet Center		Santa Clarita	CA	04/28/16	148,903	97.3%	3,267	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center		Westlake Village	CA	06/01/16	146,625	92.8%	4,929	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls		Long Beach	CA	10/03/16	52,021	100.0%	1,292	Trader Joe's, Pet Food Express
The Terraces		Rancho Palos Verdes	CA	03/17/17	172,922	89.1%	3,138	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,930,833**	**97.8%**	**$ 59,890**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,546	100.0%	$ 2,203	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,714	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	109,806	100.0%	2,688	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	99.0%	1,947	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,619	AA Supermarket, Ross Dress For Less
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	98.3%	4,196	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,437	Kroger (Ralph's) Supermarket, Planet Fitness
Mission Foothill Marketplace	*	Mission Viejo	CA	12/04/14	110,678	83.3%	1,657	Safeway (Vons) Supermarket [3], CVS Pharmacy
Orange Country metro area total					**883,247**	**97.5%**	**$ 18,461**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,195	86.6%	$ 2,938	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	95.5%	2,339	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	96.8%	1,393	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	93.8%	1,805	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	942	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,234	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,746	Stater Brothers Supermarket, DigiPlex Theatre
San Diego metro area total					**688,506**	**95.2%**	**$ 15,397**	
Southern California Totals					**4,502,586**	**97.3%**	**$ 93,748**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.

*Denotes properties in same center pool for 1Q 2017.

- 11 -

Supplemental Disclosure
Quarter Ended March 31, 2017

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
San Francisco metro area								
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$ 1,471	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	91.3%	2,671	SaveMart (Lucky) Supermarket, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	94.1%	1,980	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,280	96.8%	2,138	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	550	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,295	93.7%	2,436	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,229	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%	2,095	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%	2,238	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	96.8%	1,304	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%	2,125	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,640	96.5%	2,543	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	89.3%	1,942	Lunardi's Market
Monterey Center		Monterey	CA	07/14/16	25,798	100.0%	1,068	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center		Santa Rosa	CA	03/24/17	85,535	100.0%	1,287	REI, Cost Plus World Market
San Francisco metro area total					**1,327,224**	**96.4%**	**$ 27,077**	
Sacramento metro area								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	98.0%	$ 1,339	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	85.4%	2,370	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	95.1%	2,078	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	98.0%	1,929	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	77.9%	859	CVS Pharmacy
Sacramento metro area total					**591,078**	**90.7%**	**$ 8,575**	
Northern California Totals					**1,918,302**	**94.6%**	**$ 35,652**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 1Q 2017.

- 12 -

ROIC

Supplemental Disclosure
Quarter Ended March 31, 2017

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 611	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,454	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,356	PCC Natural Market, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	92.6%	1,646	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,808	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	87.4%	2,313	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	339	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	96.9%	2,549	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,846	99.6%	10,238	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,072	Marshall's, Pier 1 Imports
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	2,783	Asian Food Center
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%	2,515	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center		Kirkland	WA	10/17/16	104,281	100.0%	1,809	Unified (Red Apple) Supermarket, Bartell Drugs
PCC Natural Markets Plaza		Edmonds	WA	01/25/17	34,459	100.0%	646	PCC Natural Market
Seattle metro area total					**1,645,884**	**98.0%**	**$ 32,139**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	96.9%	$ 1,285	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,404	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,790	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	99.3%	1,649	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%	1,749	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,200	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,414	100.0%	1,337	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,423	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	990	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	1,929	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.0%	2,637	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,443	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	84,870	100.0%	1,435	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	98.7%	2,165	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center		Portland	OR	09/15/16	60,680	100.0%	675	Safeway Supermarket
Portland metro area total					**1,586,112**	**99.4%**	**$ 26,111**	
Pacific Northwest Totals					**3,231,996**	**98.7%**	**$ 58,250**	
TOTAL SHOPPING CENTERS					**9,652,884**	**97.2%**	**$ 187,650**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2017.

- 13 -

ROIC

- 14 - (unaudited, dollars in thousands) 3 Months Ended 12 Months E 03/31/17 03/31/16 $ Change % Change 03/31/17 03/31/16 Number of shopping centers included in same-center analysis (1) 73 73 61 61 Same-center occupancy 97.3% 97.2% 0.1% 97.3% 97.2% REVENUES: Base rents $39,854 38,396$ 1,458$ 3.8% 128,703$ 123,998$ Percentage rent 105 165 (60) (36.4)% 1,423 1,096 Recoveries from tenants 12,313 11,954 359 3.0% 41,107 38,188 Other property income 743 225 518 230.2% 1,273 1,253 TOTAL REVENUES 53,015 50,740 2,275 4.5% 172,506 164,535 OPERATING EXPENSES: Property operating expenses 8,142$ 7,380$ 762$ 10.3% 26,983$ 25,833$ Bad debt expense 433 128 305 238.3% 972 1,128 Property taxes 6,050 5,604 446 8.0% 18,893 18,264 TOTAL OPERATING EXPENSES 14,625 13,112 1,513 11.5% 46,848 45,225 SAME-CENTER CASH NET OPERATING INCOME 38,390$ 37,628$ 762$ 2.0% 125,658$ 119,310$ SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income 22,926$ 18,399$ 125,658$ 119,310$ Depreciation and amortization 23,058 20,933 (88,359) (70,957) General and administrative expenses 3,499 3,319 (13,120) (12,650) Acquisition transaction costs - 136 (824) (965) Other expense 49 154 (456) (627) Property revenues and other expenses (2) (6,854) (4,934) 18,775 16,223 TOTAL COMPANY CASH NET OPERATING INCOME 42,678 38,007 Non Same-Center Cash NOI (4,288) (379) 35,497 9,001 SAME-CENTER CASH NET OPERATING INCOME 38,390$ 37,628$ 77,171$ 59,335$ (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods. Supplemental Disclosure Quarter Ended March 31, 2017Same-Center Cash Net Operating Income Analysis

- 15 - (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,474 10.1% 11,221$ 6.0% 2 Kroger Supermarkets 9 368,461 3.9% 5,334 2.8% 3 Rite Aid Pharmacy 13 245,682 2.6% 3,123 1.7% 4 Marshall's / TJMaxx 7 208,645 2.2% 2,999 1.6% 5 SaveMart Supermarkets 4 187,639 2.0% 2,813 1.5% 6 JP Morgan Chase 19 85,873 0.9% 2,672 1.4% 7 Sprouts Markets 4 159,163 1.7% 2,568 1.4% 8 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,558 1.4% 9 Trader Joe's 8 96,714 1.0% 2,492 1.3% 10 H-Mart Supermarkets 3 147,040 1.6% 2,383 1.3% Top 10 Tenants Total 93 2,642,394 28.0% 38,163$ 20.4% Other Tenants 1,743 6,741,057 72.0% 149,487 79.6% Total Portfolio 1,836 9,383,451 100.0% 187,650$ 100.0% Supplemental Disclosure Quarter Ended March 31, 2017Top Ten Tenants

Supplemental Disclosure
Quarter Ended March 31, 2017

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	5	157,461	1.7%	$ 1,602	0.9%	$ 10.18
2018	17	473,490	5.0%	7,318	3.9%	15.46
2019	15	446,065	4.8%	7,303	3.9%	16.37
2020	15	500,893	5.3%	5,708	3.0%	11.40
2021	13	473,042	5.0%	5,038	2.7%	10.65
2022	15	433,635	4.6%	5,520	2.9%	12.73
2023	15	555,685	5.9%	8,228	4.4%	14.81
2024	5	246,034	2.6%	3,152	1.7%	12.81
2025	10	341,785	3.6%	4,919	2.6%	14.39
2026	10	332,816	3.5%	4,554	2.4%	13.68
2027+	31	1,239,933	13.3%	18,930	10.1%	15.27
	151	5,200,839	55.3%	$ 72,272	38.5%	$ 13.90

Non-Anchor Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	208	357,308	3.8%	$ 10,448	5.6%	$ 29.24
2018	255	562,083	6.0%	16,076	8.6%	28.72
2019	262	578,540	6.2%	15,294	8.2%	26.43
2020	239	552,714	5.9%	15,016	8.0%	27.17
2021	259	599,757	6.4%	17,104	9.1%	28.52
2022	180	510,101	5.5%	13,822	7.4%	26.97
2023	52	161,470	1.7%	4,616	2.5%	28.59
2024	60	190,769	2.0%	5,016	2.7%	26.29
2025	45	173,442	1.8%	4,300	2.1%	24.79
2026	54	171,208	1.8%	4,987	2.7%	29.12
2027+	71	325,220	3.6%	8,699	4.6%	26.75
	1,685	4,182,612	44.7%	$ 115,378	61.5%	$ 27.59

All Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2017	213	514,769	5.5%	$ 12,050	6.5%	$ 23.41
2018	272	1,035,573	11.0%	23,394	12.5%	22.65
2019	277	1,024,605	11.0%	22,597	12.1%	22.05
2020	254	1,053,607	11.2%	20,724	11.0%	19.67
2021	272	1,072,799	11.4%	22,142	11.8%	20.64
2022	195	943,736	10.1%	19,342	10.3%	20.43
2023	67	717,155	7.6%	12,844	6.9%	17.91
2024	65	436,803	4.6%	8,168	4.4%	18.70
2025	55	515,227	5.4%	9,219	4.7%	17.89
2026	64	504,024	5.3%	9,541	5.1%	18.93
2027+	102	1,565,153	16.9%	27,629	14.7%	17.65
	1,836	9,383,451	100.0%	$ 187,650	100.0%	$ 20.00

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended March 31, 2017

Leasing Summary

	For the Three Months Ended March 31, 2017		
New Leases	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	26	1	27
Gross Leasable Area (sq. ft.)	46,173	17,903	64,076
Initial Base Rent ($/sq. ft.) [1]	$ 25.07	$ 8.50	$ 20.44
Tenant Improvements ($/sq. ft.)	$ 2.92	$ -	$ 2.11
Leasing Commissions ($/sq. ft.)	$ 1.86	$ 4.49	$ 2.60
Weighted Average Lease Term (Yrs.) [2]	5.0	10.8	6.6
Renewals	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	55	1	56
Gross Leasable Area (sq. ft.)	99,128	29,887	129,015
Initial Base Rent ($/sq. ft.) [1]	$ 33.38	$ 18.19	$ 29.86
Tenant Improvements ($/sq. ft.)	$ 1.11	$ -	$ 0.85
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) [2]	4.9	5.0	4.9
Total	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	81	2	83
Gross Leasable Area (sq. ft.)	145,301	47,790	193,091
Initial Base Rent ($/sq. ft.) [1]	$ 30.73	$ 14.56	$ 26.73
Tenant Improvements ($/sq. ft.)	$ 1.68	$ -	$ 1.27
Leasing Commissions ($/sq. ft.)	$ 0.59	$ 1.68	$ 0.86
Weighted Average Lease Term (Yrs.) [2]	4.9	7.2	5.5

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

Supplemental Disclosure
Quarter Ended March 31, 2017

Same-Space Comparative Leasing Summary

	For the Three Months Ended March 31, 2017					
New Leases	Non-Anchor		Anchor		Total	
Comparative # of Leases		17		1		18
Comparative GLA (sq. ft.) (1)		29,611		17,903		47,514
Prior Base Rent ($/sq. ft.) (2)	$	25.11	$	3.72	$	17.05
Initial Base Rent ($/sq. ft.)	$	28.78	$	8.50	$	21.14
Percentage Change in Base Rents		14.6%		128.5%		24.0%
Tenant Improvements ($/sq. ft.)	$	3.27	$	-	$	2.04
Leasing Commissions ($/sq. ft.)	$	1.74	$	4.49	$	2.78
Weighted Average Lease Term (Yrs.) (3)		5.7		10.8		7.6
Renewals	Non-Anchor		Anchor		Total	
Comparative # of Leases		55		1		56
Comparative GLA (sq. ft.)		99,128		29,887		129,015
Prior Base Rent ($/sq. ft.) (2)	$	30.51	$	16.93	$	27.37
Initial Base Rent ($/sq. ft.)	$	33.38	$	18.19	$	29.86
Percentage Change in Base Rents		9.4%		7.4%		9.1%
Tenant Improvements ($/sq. ft.)	$	1.11	$	-	$	0.85
Leasing Commissions ($/sq. ft.)	$	-	$	-	$	-
Weighted Average Lease Term (Yrs.) (3)		4.9		5.0		4.9
Total	Non-Anchor		Anchor		Total	
Comparative # of Leases		72		2		74
Comparative GLA (sq. ft.) (1)		128,739		47,790		176,529
Prior Base Rent ($/sq. ft.) (2)	$	29.27	$	11.98	$	24.59
Initial Base Rent ($/sq. ft.)	$	32.32	$	14.56	$	27.51
Percentage Change in Base Rents		10.4%		21.5%		11.9%
Tenant Improvements ($/sq. ft.)	$	1.60	$	-	$	1.17
Leasing Commissions ($/sq. ft.)	$	0.40	$	1.68	$	0.75
Weighted Average Lease Term (Yrs.) (3)		5.1		7.2		5.6

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

- 19 - Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Paul Adornato 212.885.4170 BTIG Michael Gorman 212.738.6138 Canaccord Genuity Paul Morgan 415.325.4187 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 FBR & Co. Bryan Maher 646.885.5423 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies George Hoglund 212.284.2226 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 Supplemental Disclosure Quarter Ended March 31, 2017Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 8905 Towne Centre Drive, Suite 108 Transfer Agent: Constance Adams ComputerShare constance.adams@computershare.com Investor Relations: Ashley Bulot abulot@roireit.net 858.255.4913